THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. Prior to May 1, 2000, the Fund invested substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE"). Upon the shareholders' approval at the 2000 Annual Meeting of Stockholders, effective April 28, 2000, the Fund's investment objective has been changed.

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First or Second Section of the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. Effective January 1, 2000, the Fund implemented an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 8030, Boston, MA 02266-8030.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 5, 2000
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2000.

BACKGROUND

    Effective April 28, 2000, the objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). As a result of this change in investment objective, the Fund is now permitted to invest in companies in the financial services sector of the TOPIX. Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

    This method of stock selection replaces the prior quantitative strategy that weighted fundamental characteristics by a method known as the Daiwa Portfolio Optimization System (DPOS), which was developed by Daiwa Securities Trust Company ("DSTC").

PERFORMANCE OF THE JAPANESE STOCK MARKET

    During the year ended October 31, 2000, the Tokyo stock market declined by 9.3% and 15.6% in terms of TOPIX and Nikkei 225 Indices, respectively.

    The movement of the stock market during that period can be divided into two completely different phases: the first was a rebound phase. This period was characterized by a strong rally in information technology-related stocks. This phase lasted until the end of March of this year. The second phase was a correction period. Both phases were significantly affected by the movement of the U.S. Nasdaq market.

    During October-December 1999 the Tokyo stock market turned upward. This trend reflected positive factors. They included the rally in the U.S. stock market, solid inflow of individual funds via investment trusts, and a perception that the Japanese economy had passed the worst.

    In early 2000, the equity market was little affected by Y2K, but it was nevertheless volatile. This volatility reflected sharp movements in the U.S. markets. For example, the Nasdaq lost a record 229 points on January 5th in reaction to its steep gains at the end of 1999. This sharp decline in the U.S. caused aggressive selling by foreign investors in Tokyo. The result was a sharp correction in technology, media and telecommunications (TMT) stocks in particular.

    April 2000 got off to a solid start. The Bank of Japan's Tankan Diffusion Index (DI) of business conditions improved for a fifth straight quarter in the March survey. This news caused an influx of cash from a large number of matured postal savings funds. As a result, the Japanese stock market rose. On April 12th, the Nikkei 225 posted a new yearly high of 20,833. This level was also the highest close since December 5, 1996.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    However, fears of renewed inflation sent the U.S. markets into turmoil. On April 14th, the Nasdaq and the Dow posted their largest-ever point declines of 355 and 618 points, respectively. Also, on April 14th, revisions to the Nikkei 225 were announced. Technical selling associated with this change combined with the overseas declines to drive the Nikkei 225 down 1,426 points on April 17th. This drop was the fifth largest absolute decline in history.

    The market finished higher than it started in August. Unenthusiastic investing activity dragged the Nikkei and TOPIX to new lows in U.S. stocks for the year on August 4th. However, rising expectations of a U.S. economic soft landing spurred a rebound, and the Tokyo markets followed. On August 11th, the Bank of Japan finally decided to pull back from its zero-interest-rate policy. However, this move had little effect on the stock market.

    The dissolution of cross-shareholdings and other factors dragged the market down in September. From the end of August and into September, the Nikkei endured its first eight-day slide since August 1998. On September 11th, a 1.0% year-on-year (Y-O-Y) estimated April-June Gross Domestic Product (GDP) increase was announced. This growth was the second consecutive monthly rise. However, investors did not take this data as notably good news.

    In October, the Tokyo stock market plummeted amid weak movement in the U.S. stock market. The Nasdaq was especially weak. In addition, the weak Euro and the problems in the Middle East pressured the market. Furthermore, concerns about credit risk overshadowed investor sentiment after the failures of Chiyoda Mutual Life and Kyoei Life Insurance.

FUND PERFORMANCE

    As of October 31, 2000, the Fund's net assets were approximately
$90.3 million, which represents a net asset value of $8.35 per share. The return on the Fund's net assets was -11.08% since the Fund's fiscal year-end on October 31, 1999. Over the same annual period, the Benchmark (TOPIX) return was -15.22%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over-or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and
(4) dividends paid by the Fund during the measurement period.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we placed a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 2000, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 97.29%, while short-term investments and other net assets represented 2.71%.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The invested position of the Fund's assets consisted of common stocks of companies operating in 20 different industries. The Fund had relatively large weightings in Electric Appliances (21.03% of net assets), Communication (11.44%), Services (9.18%), Chemicals (8.95%), Transportation Equipment (7.79%), Banks (6.58%), and Pharmaceuticals (5.83%).

    During the Fund's fiscal year ended October 31, 2000, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $6.75 per share on July 28, 2000 to a high of $10.0625 on November 23, 1999. The Fund's NYSE market price closed at $7.0625 per share on October 31, 2000.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's fiscal year ended October 31, 2000 ranged from a premium of 2.43% on November 5, 1999 to a discount of 24.86% on March 30, 2000, and ended the period at a discount of 15.42%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 26 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 12 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

    The Fund's investment objective is to outperform over the long-term, on a total return basis (including appreciation and dividends) the TOPIX. To meet these objectives, the Fund will follow an "active" management style of securities selection that is based on intensive bottom-up analysis supported by a quantitative screening.

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ HIDEAKI MATSUURA                              /s/ SHUNSUKE ICHIJO
HIDEAKI MATSUURA                                  SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                             PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--97.29%
--------------------------------------------------------------------------------

  SHARES                                                   VALUE
----------                                              -----------
BANKS--6.58%
   120,000    Bank of Tokyo-Mitsubishi Ltd............  $ 1,438,857
       300    Mizuho Holdings, Inc....................    2,305,578
   285,000    The Sumitomo Trust & Banking
               Co., Ltd...............................    2,192,910
                                                        -----------
                                                          5,937,345
                                                        -----------
CHEMICALS--8.95%
    47,000    Fuji Photo Film Co., Ltd................    1,743,611
   100,000    Kao Corp................................    2,995,328
    49,000    Shin-Etsu Chemical Co., Ltd.............    2,010,809
   270,000    Sumitomo Chemical Co., Ltd..............    1,330,585
                                                        -----------
                                                          8,080,333
                                                        -----------
COMMUNICATION--11.44%
       116    DDI Corp................................      544,032
       398    NTT Corp................................    3,620,170
       250    NTT DoCoMo, Inc.........................    6,160,117
                                                        -----------
                                                         10,324,319
                                                        -----------
CONSTRUCTION--1.36%
   116,000    Sekisui House, Ltd......................    1,226,198
                                                        -----------
ELECTRIC APPLIANCES--21.03%
    43,000    Canon Inc...............................    1,705,505
    12,200    Fanuc Ltd...............................    1,095,173
    65,000    Fujitsu Ltd.............................    1,157,461
   210,000    Hitachi Ltd.............................    2,250,618
     7,500    Kyocera Corp............................      975,543
    88,000    Matsushita Electric Industrial
               Co., Ltd...............................    2,555,281
    85,000    Minebea Co., Ltd........................      848,676
    16,000    Murata Manufacturer Co., Ltd............    1,914,079
    85,000    NEC Corp................................    1,619,493

  SHARES                                                   VALUE
----------                                              -----------
    10,000    Rohm Co., Ltd...........................  $ 2,519,923
    29,400    Sony Corp...............................    2,348,337
                                                        -----------
                                                         18,990,089
                                                        -----------
ELECTRIC POWER & GAS--1.21%
    44,800    Tokyo Electric Power Co., Inc...........    1,087,478
                                                        -----------
INSURANCE--1.46%
   119,000    Tokyo Marine & Fire Insurance
               Co., Ltd...............................    1,314,592
                                                        -----------
LAND TRANSPORTATION--3.21%
        49    East Japan Railway Co...................      281,423
   100,000    Nippon Express Co., Ltd.................      599,982
   100,000    Yamato Transport Co., Ltd...............    2,019,786
                                                        -----------
                                                          2,901,191
                                                        -----------
MACHINERY--1.77%
   312,000    Kubota Corp.............................    1,048,860
    20,000    Mori Seiki Co., Ltd.....................      182,101
    15,000    THK Co., Ltd............................      370,981
                                                        -----------
                                                          1,601,942
                                                        -----------
MARINE TRANSPORTATION--1.34%
   552,000    Mitsui O.S.K. Lines, Ltd................    1,213,520
                                                        -----------
NON-FERROUS METALS--2.04%
   100,000    Sumitomo Electric Industries, Ltd.......    1,845,745
                                                        -----------
OTHER FINANCING BUSINESS--1.98%
    17,000    Orix Corp...............................    1,782,999
                                                        -----------
OTHER PRODUCTS--2.69%
    58,000    Dai Nippon Printing Co., Ltd............      908,491
     9,200    Nintendo Co., Ltd.......................    1,521,114
                                                        -----------
                                                          2,429,605
                                                        -----------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                                   VALUE
----------                                              -----------
PHARMACEUTICAL--5.83%
    49,000    Takeda Chemical Industries, Ltd.........  $ 3,227,169
    45,000    Yamanouchi Pharmaceutical Co., Ltd......    2,036,274
                                                        -----------
                                                          5,263,443
                                                        -----------
REAL ESTATE--1.22%
    91,000    Mitsui Fudosan Co., Ltd.................    1,101,969
                                                        -----------
RETAIL TRADE--3.68%
    18,000    Ito-Yokado Co., Ltd.....................      812,861
    18,200    Saizeriya Co., Ltd......................    1,016,946
    23,000    Seven-Eleven Japan Co., Ltd.............    1,495,832
                                                        -----------
                                                          3,325,639
                                                        -----------
SECURITIES--3.79%
   200,000    Nikko Securities Co., Ltd...............    1,725,749
    80,000    Nomura Securities Co., Ltd..............    1,696,437
                                                        -----------
                                                          3,422,186
                                                        -----------
SERVICES--9.18%
     9,300    Hitachi Software Engineering
               Co. Ltd................................    1,005,221
     3,800    Konami Co., Ltd.........................      320,235
     3,060    Nippon Television Network Corp..........    1,723,825
        94    NTT Data Corp...........................      731,886
    34,000    Secom Co., Ltd..........................    2,423,010
    23,000    Tokyo Broadcasting System, Inc..........      899,606
    16,000    Toyo Information Systems Co., Ltd.......    1,084,547

  SHARES                                                   VALUE
----------                                              -----------
     1,700    Venture Link Co., Ltd...................  $    98,104
                                                        -----------
                                                          8,286,434
                                                        -----------
TRANSPORTATION EQUIPMENT--7.79%
    43,000    Honda Motor Co., Ltd....................    1,484,932
   139,000    Toyota Motor Corp.......................    5,551,342
                                                        -----------
                                                          7,036,274
                                                        -----------
WHOLESALE TRADE--0.74%
    11,100    Softbank Corp...........................      665,980
                                                        -----------
Total Common Stocks
  (Cost--$82,943,287).................................   87,837,281
                                                        -----------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.28%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                    VALUE
----------                                              -----------
U.S. DOLLAR TIME DEPOSIT--0.28%
      $257    Bank of New York Time Deposit, 4.20%,
               due 11/1/01 (Cost--$256,731)...........      256,731
                                                        -----------
Total Investments--97.57%
  (Cost--$83,200,018).................................   88,094,012
Other assets less liabilities--2.43%..................    2,192,304
                                                        -----------
NET ASSETS (Applicable to 10,815,688 shares of capital
  stock outstanding; equivalent to $8.35 per
  share)--100.00%.....................................  $90,286,316
                                                        ===========

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2000
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    21.03%
Communication......................    11.44
Services...........................     9.18
Chemicals..........................     8.95
Transportation Equipment...........     7.79
Banks..............................     6.58
Pharmaceutical.....................     5.83
Securities.........................     3.79
Retail Trade.......................     3.68
Land Transportation................     3.21

TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2000
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
NTT DoCoMo, Inc....................     6.82%
Toyota Motor Corp..................     6.15
NTT Corp...........................     4.01
Takeda Chemical
  Industries, Ltd..................     3.57
Kao Corp...........................     3.32
Matsushita Electric Industrial
  Co., Ltd.........................     2.83
Rohm Co., Ltd......................     2.79
Secom Co., Ltd.....................     2.68
Sony Corp..........................     2.60
Mizuho Holdings, Inc...............     2.55

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$83,200,018).......................    $ 88,094,012
  Cash denominated in foreign currency
   (cost--$2,153,604)........................       2,128,492
  Interest and dividends receivable..........         170,122
  Prepaid expenses...........................          15,096
                                                 ------------
    Total assets.............................      90,407,722
                                                 ------------
LIABILITIES
  Accrued expenses and other liabilities.....         121,406
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     108,486,746
  Accumulated net realized loss on
   investments...............................     (23,174,480)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       4,865,893
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 90,286,316
                                                 ============
        NET ASSET VALUE PER SHARE............    $       8.35
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $88,583)..................................    $    501,970
  Interest...................................           8,540
                                                 ------------
    Total investment income..................         510,510
                                                 ------------
EXPENSES:
  Investment management fee and expenses.....         352,466
  Administration fee.........................         202,210
  Custodian fees and expenses................          96,824
  Reports and notices to shareholders........          82,207
  Directors' fees and expenses...............          71,444
  Audit and tax services.....................          68,450
  Legal fees and expenses....................          65,951
  Insurance expense..........................          20,009
  Transfer agency fee and expenses...........          14,479
  Other......................................          35,886
                                                 ------------
    Total expenses...........................       1,009,926
                                                 ------------
NET INVESTMENT LOSS..........................        (499,416)
                                                 ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       5,683,608
  Net realized foreign currency transaction
   losses....................................         (33,032)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................     (16,403,238)
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................         (30,733)
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (10,783,395)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(11,282,811)
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED
                                                         OCTOBER 31,
                                                 ----------------------------
                                                     2000            1999
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $   (499,416)   $    (86,450)
  Net realized gain (loss) on:
    Investments..............................       5,683,608       6,272,776
    Foreign currency transactions............         (33,032)         85,132
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........     (16,403,238)     29,562,935
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................         (30,733)        (34,367)
                                                 ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations.................     (11,282,811)     35,800,026
                                                 ------------    ------------
NET ASSETS:
  Beginning of year..........................     101,569,127      65,769,101
                                                 ------------    ------------
  End of year................................    $ 90,286,316    $101,569,127
                                                 ============    ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First or Second Section of the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Prior to January 1, 2000, Daiwa Securities Trust Company ("DSTC") an affiliate of the Manager acted as the investment adviser to the Manager with respect to the Fund's investments. Effective Janaury 1, 2000, Daiwa SB Investments Ltd. ("DSBI" or the "Adviser") also an affiliate of the Manager replaced DSTC as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of approximately $41,781 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2000. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2000, investment management fees and expenses include expenses of $2,465 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

    At October 31, 2000, the Fund owed $27,861 to the Manager and the Manager informed the Fund that it owed the Adviser $16,717.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2000, DSTC and the Sub-Custodian earned $55,936 and $40,888, respectively, as compensation for custodial service to the Fund.

    At October 31, 2000, the Fund owed $14,543 and $4,202 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $3,000 payable to the Sub-Custodian.

    During the year ended October 31, 2000, the Fund paid or accrued $65,951 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2000 was substantially the same as the cost of securities for financial statement purposes. At October 31, 2000, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $4,893,994 was composed of gross appreciation of $12,313,862 for those investments having an excess of value over cost, and gross depreciation of $7,419,868 for those investments having an excess of cost over value. For the year ended October 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $63,854,978 and $66,464,423, respectively.

    During the year ended October 31, 2000, the Fund utilized $5,683,608 in carryover capital loss from prior periods to offset net gains realized in the fiscal year. At October 31, 2000, the Fund had a remaining capital loss carryover of $23,174,480, of which $6,264,639 expires in the year 2005 and $16,909,841 expires in the year 2006.

    At October 31, 2000, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $33,032 from accumulated net realized loss on investments to accumulated net investment loss as result of permanent book/tax differences, primarily relating to net realized foreign currency losses. The Fund also reclassified $532,448 from paid-in-capital in excess of par value to accumulated net investment loss, primarily relating to a net operating loss for the year ended October 31, 2000.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 2000, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                    FOR THE YEARS ENDED OCTOBER 31,
                                                          ----------------------------------------------------
                                                            2000       1999       1998       1997       1996
                                                          --------   --------   --------   --------   --------
Net asset value, beginning of year.....................   $ 9.39     $ 6.08     $ 6.99     $ 10.52    $ 11.47
                                                          -------    -------    -------    -------    -------
Net investment loss....................................    (0.04)     (0.01)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........    (1.00)      3.32      (0.90)     (2.86)      0.19
                                                          -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................    (1.04)      3.31      (0.91)     (2.87)      0.18
                                                          -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions...............................      --         --         --       (0.66)     (0.67)
Dilutive effect of rights offering.....................      --         --         --         --       (0.43)
                                                          -------    -------    -------    -------    -------
Offering costs charged to paid-in capital in excess of
 par value.............................................      --         --         --         --       (0.03)
                                                          -------    -------    -------    -------    -------
Net asset value, end of year...........................   $ 8.35     $ 9.39     $ 6.08     $ 6.99     $ 10.52
                                                          =======    =======    =======    =======    =======
Per share market value, end of year....................   $ 7.063    $ 9.813    $ 6.875    $ 7.375    $ 10.375
                                                          =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends..................   (28.02)%    42.73 %    (6.78)%   (23.76)%   (13.55)%+
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends............   (11.08)%    54.44 %   (13.02)%   (28.73)%    (1.18)%+
Ratios and supplemental data:
  Net assets, end of year (in millions)................   $ 90.3     $101.6     $ 65.8     $ 75.6     $113.6
  Ratios to average net assets of:
    Expenses...........................................     0.96 %     1.08 %     1.19 %     1.03 %     0.90 %
    Net investment loss................................    (0.48)%    (0.11)%    (0.13)%    (0.13)%    (0.04)%
  Portfolio turnover...................................    61.91 %    58.70 %    52.07 %    61.75 %    33.89 %

---------------------------------------------------------------------------
  + For the year ended October 31, 1996, the total investment return includes the benefit of shares resulting from the exercise of rights.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with accounting principles generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 6, 2000

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 2000.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

-----------------------------------------
BOARD OF DIRECTORS

Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Harry M. Markowitz
Alfred C. Morley
Oren G. Shaffer
-----------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT
John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

PFPC Inc.

LEGAL COUNSEL

Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 2000

                           -------------------------

                                     [LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.